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                                                                  Exhibit 10.9.1

                    FIRST AMENDMENT TO CONSULTING AGREEMENT

     This FIRST AMENDMENT TO CONSULTING AGREEMENT (this "Amendment") is made as of November 18, 1999, by and between VARIFLEX, INC. a Delaware Corporation ("Company"), and REMY CAPITAL PARTNERS IV, L.P., a Delaware limited partnership ("Consultant").

                                   RECITALS

     A.  Consulting Agreement. Consultant and Company are parties to that
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certain Consulting Agreement dated as of November 18, 1997 (the "Consulting
Agreement"), pursuant to which Consultant is retained by the Company to serve as a consultant for a two year term commencing on the date thereof

     B.  Amendment to Consulting Agreement. The Board of Directors and
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Compensation Committee of the Company have discussed the valuable contribution
Consultant has provided to the Company and have ratified an amendment to the Consulting Agreement which extends its term for two years, at a fee of One Hundred Twenty-five Thousand Dollars per year.

     NOW, THEREFORE, in consideration of all of the foregoing, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby acknowledge and agree as follows:

1.   Extension of Term.  The term of the Consulting Agreement is hereby extended
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     for a period of two (2) years commencing on November 18, 1999 and ending on
     November 17, 2001 ("Extension Period").

2.   Compensation During Extension Period.  The Company shall pay Consultant a
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     fee of One Hundred Twenty-five Thousand Dollars ($125,000) for each of the two years of the Extension Period, payable in four installments at the end of each fiscal quarter.

3.   Effect of this Amendment.  Except as amended hereby, the Consulting
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     Agreement shall remain in full force and effect.

4.   Execution in Counterparts and By Facsimile.  This Amendment may be executed
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     in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and same agreement. A facsimile execution copy of this Amendment shall be binding and have the same force and effect as the original of this Amendment.

VARIEFLEX, INC.,                        REMY CAPITAL PARTNERS IV, L.P.,
a Delaware corporation                  a Delaware limited partnership

                                             By: REMY Investors, L.L.C.
   /s/   Roger Wasserman
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By:   Roger Wasserman,                         /s/   Mark Siegel
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    Chief Financial Officer                  By:   Mark Siegel,
                                                   Managing Member